Exhibit 23.1
                                                 ROBERT G. JEFFREY
                                            CERTIFIED PUBLIC ACCOUNTANT
                                                 61 BERDAN AVENUE
                                              WAYNE, NEW JERSEY 07470

LICENSED TO PRACTICE                                  TEL:  973-628-0022
IN NEW YORK AND NEW JERSEY                            FAX:  973-696-9002
MEMBER OF AICPA                                       E-MAIL:  rgjcpa@erols.com
PRIVATE COMPANIES PRACTICE SECTION



                         Consent of Independent Auditors

We hereby consent to the incorporation by reference in the Registration Statement on Form 10-SB of our report dated August 8, 2003.

                                                         /s/ Robert G. Jeffrey
                                                             Robert G. Jeffrey

Wayne, New Jersey
April 23, 2004